SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 15, 2003

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The purpose of this Form 8-K is to file a press release issued by Proxim Corporation relating to the jury verdict in the first phase of Symbol Technologies, Inc’s. patent suit with Proxim before the U.S. District Court for the District of Delaware. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press release dated September 15, 2003, entitled “Jury Renders Verdict in First Phase of Patent Suit.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: September 15, 2003	By:	/s/ David L. Thompson

Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press release dated September 15, 2003, entitled “Jury Renders Verdict in First Phase of Patent Suit.”